Exhibit 10.20

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

Dated as of August 31, 2010

to

INDENTURE

Dated as of April 28, 2010

5.25% Senior Notes due 2017

among

VOTO-VOTORANTIM LIMITED,

as the Company,

DEUTSCHE BANK AG, LONDON BRANCH,

as Paying Agent and Transfer Agent

DEUTSCHE BANK LUXEMBOURG, S.A.,

as Registrar

VOTORANTIM PARTICIPAÇÕES S.A.,

VOTORANTIM CIMENTOS BRASIL S.A.,

and

COMPANHIA BRASILEIRA DE ALUMÍNIO,

as Guarantors

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

FIRST SUPPLEMENTAL INDENTURE, dated as of August 31, 2010 (this “Supplemental Indenture”), among Voto-Votorantim Limited (herein called the “Company”), a limited liability company duly organized and existing under the laws of the Cayman Islands, having its principal office at the offices of Walkers Corporate Services Limited, Walker House, 87 Mary Street, P.O. Box 908GT, George Town, Grand Cayman KYI 9005, Cayman Islands, Votorantim Participações S.A., Votorantim Cimentos S.A. and Companhia Brasileira de Alumínio, each of which is a corporation (sociedade anônima) duly organized under the laws of the Federative Republic of Brazil (each, a “Guarantor” and together, the “Guarantors”), and Deutsche Bank Trust Company Americas, a New York banking corporation duly organized under the laws of the State of New York, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of April 28, 2010 (as amended or supplemented from time to time, the “Indenture”) providing for the issuance of the Company’s 5.25% Senior Notes due 2017 (the “Securities”).

WHEREAS, Votorantim Cimentos S.A., an indirect Subsidiary of Votorantim Participações S.A. and the direct holder of 100% of the capital stock of Votorantim Cimentos Brasil S.A. (“VCB”), intends to effect the merger of VCB with and into Votorantim Cimentos S.A. (“VC”);

WHEREAS, as a result of the merger of VCB with and into VC, (i) the separate corporate existence of VCB will cease and VC will continue as the surviving entity under the laws of Brazil and (ii) title to and possession of all property, interests, assets, rights, privileges, immunities, powers and franchises of VCB will vest in VC and all debts, liabilities, duties and obligations of VCB will become debts, liabilities, duties and obligations of VC; and

WHEREAS, this Supplemental Indenture is hereby executed and delivered pursuant to Sections 8.1 and 9.1 of the Indenture.

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement and a valid amendment of and supplement to the Indenture, have been done.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

I	Definitions. For all purposes of this Supplemental Indenture:

A.	Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

B.	The terms “hereof”, “herein”, “hereto”, “hereunder’’ and “herewith” refer to Supplemental Indenture.

II	Agreement to Guarantee. VC hereby agrees to provide an unconditional guarantee on the terms and subject to the conditions set forth in Article 11 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of VCB under the Indenture.

III

Notices. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by the Indenture or this Supplemental Indenture to be made upon, given or furnished to, or filed with, VC by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to VC addressed to VC, in care of Votorantim Participações. S.A., Rua Amauri, 255, 11th Floor, 01448-000 São Paulo, SP, Brazil, Tel 55-11-3704-3508, Fax 55-11-3167-3520, Attention: João Miranda, Chief Financial Officer, or to any other address previously furnished in writing to the Trustee by VC.

IV	Ratification of Indenture, Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

V	Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, without regard to conflicts of laws thereof. The transactions contemplated by this Supplemental Indenture have been proposed by the Company to the other parties hereto for the purposes of Article 9, paragraph 2, of Brazilian Decree Law No. 4,657, dated September 4, 1942, as amended, and for no other purpose or reason whatsoever.

VI	Counterparts. This Supplemental Indenture may be executed in any number of counterparts (including facsimile), each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

VII	Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

VIII	Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

IX	Submission to Jurisdiction; Agent for Service; Waiver of Immunities.

A.

VC agrees that any suit, action or proceeding against it brought by any Holder or the Trustee arising out of or based upon this Supplemental Indenture, the Indenture, and/or the Securities may be instituted in any state or Federal court in the Borough of Manhattan in The City of New York, New York, and waives any objection which each of them may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

B.

By the execution and delivery of this Supplemental Indenture or any amendment or supplement hereto, VC (i) acknowledges that it has, by separate written instrument, designated and appointed National Corporate Research Ltd., currently located at 10 East 40th Street, 10th Floor, New York, New York 10016 (“NCR”), as its authorized agent upon which process may be served in any suit, action or proceeding with respect to, arising out of, or relating to, this Supplemental Indenture, the Indenture, and/or the Securities, that may be instituted in any Federal or state court in the State of New York, The City of New York, the Borough of Manhattan, or brought under Federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that NCR has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon NCR shall be deemed in every respect effective service of process upon VC as the case may be, in any such suit, action or proceeding. VC further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of NCR in full force and effect so long as this Supplemental Indenture shall be in full force and effect; provided that VC may and shall (to the extent NCR ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agents for service of process under this Section IX(B) that (i) maintains an office located in the Borough of Manhattan, The City of New York in the state of New York, (ii) are either (x) counsel for VC or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business and (iii) agrees to act as agent for service of process in accordance with this Section IX(B). Such notice shall identify the name if such agent for process and the address for such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall deliver such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for VC appointed and acting in accordance with this Section IX(B).

C.	To the extent that VC has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, VC hereby irrevocably waives such immunity in respect of its obligations under this Supplemental Indenture and the Securities, to the extent permitted by law.

X	Effective Date. Although this Supplemental Indenture shall become effective on the date hereof, the agreements and amendments contained in this Supplemental Indenture shall become operative only upon completion of the merger of VCB with and into VC.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

VOTO-VOTORANTIM LIMITED

By:	/s/ Lorival Nogueira Luz Junior
	Name:	Lorival Nogueira Luz Junior
Title:

By:	/s/ Adriano Pascoaloto
	Name:	Adriano Pascoaloto
Title:

VOTORANTIM PARTICIPAÇÕES S.A., as Guarantor

By:	/s/ Lorival Nogueira Luz Junior
	Name:	Lorival Nogueira Luz Junior
Title:

By:	/s/ Adriano Pascoaloto
	Name:	Adriano Pascoaloto
Title:

VOTORANTIM CIMENTOS S.A, as Guarantor

By:	/s/ Lorival Nogueira Luz Junior
	Name:	Lorival Nogueira Luz Junior
Title:

By:	/s/ Adriano Pascoaloto
	Name:	Adriano Pascoaloto
Title:

Signature Page to Supplemental Indenture

COMPANHIA BRASILEIRA DE ALUMÍNIO, as Guarantor

By:	/s/ Lorival Nogueira Luz Junior
	Name:	Lorival Nogueira Luz Junior
Title:

By:	/s/ Adriano Pascoaloto
	Name:	Adriano Pascoaloto
Title:

Signature Page to Supplemental Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Kenneth R. Ring
	Name:	Kenneth R. Ring
	Title:	Vice President

By:	/s/ Cynthia J. Powell
	Name:	Cynthia J. Powell
	Title:	Vice President

Signature Page to Supplemental Indenture